UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36714 (Commission File Number)	46-2956775 (IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On August 1, 2017, Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing that on July 31, 2017, the Company completed its merger (the “Merger”) with Napo Pharmaceuticals, Inc. (“Napo”) pursuant to the Agreement and Plan of Merger dated March 31, 2017 by and among Jaguar, Napo, Napo Acquisition Corporation and Napo’s representative (the “Merger Agreement”). On August 4, 2017, the Company filed an amendment to the Original 8-K to, among other things, provide the financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b).

This Current Report on Form 8-K further amends the Original 8-K to include certain agreements to which Napo is a party that remain in effect and material to the combined compnay following the consummation of the Merger and related transactions described in the Merger Agreement. Except as set forth in Item 8.01 and Item 9.01 below, no other changes are being made to the Original Form 8-K.

Item 8.01      Other Events.

In connection with the completion of the Merger, the Company is filing certain agreements to which Napo is a party that remain in effect and material to the combined company following the consummation of the Merger and related transactions described in the Merger Agreement (collectively, the “Agreements”). The Agreements are filed as Exhibits 10.1 through 10.37 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

10.1

Note Purchase Agreement, dated March 1, 2017, by and among Napo Pharmaceuticals, Inc. and the purchasers named therein (incorporated herein by reference to Exhibit 10.45 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.2

Form of Original Issue Discount Exchange Promissory Note issued pursuant to the Note Purchase Agreement dated as of March 1, 2017, by and among Napo Pharmaceuticals, Inc. and the Purchasers as defined therein (incorporated herein by reference to Exhibit 10.46 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.3

Amended and Restated Note Purchase Agreement, dated March 31, 2017, by and among Napo Pharmaceuticals, Inc., Kingdon Associates, M. Kingdon Offshore Master Fund L.P., and Kingdon Family Partnership, L.P. (incorporated herein by reference to Exhibit 10.47 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.4

Form of Kingdon Convertible Promissory Note issued pursuant to the Amended and Restated Note Purchase Agreement, dated March 31, 2017, by and among Napo Pharmaceuticals, Inc., Kingdon Associates, M. Kingdon Offshore Master Fund L.P., and Kingdon Family Partnership, L.P. (incorporated herein by reference to Exhibit 10.48 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.5

Limited Subordination Agreement, dated December 30, 2016, by and among Napo Pharmaceuticals, Inc., Kingdon Capital Management, L.L.C., Nantucket Investments Limited, the lenders under the Nantucket Financing Agreement party thereto, Dorsar Investment Company, Alco Investment Company and Two Daughters LLC (incorporated herein by reference to Exhibit 10.49 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.6

Security Agreement, dated December 30, 2016, by and among Napo Pharmaceuticals, Inc., Kingdon Capital Management, L.L.C., and the purchasers named therein (incorporated herein by reference to Exhibit 10.50 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.7

Commitment Letter, dated February 21, 2017, signed by Invesco Asset Management Limited (incorporated herein by reference to Exhibit 10.51 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.8

Settlement and Discounted Payoff Agreement, dated March 31, 2017, by and among the lenders named therein, Nantucket Investments Limited, and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.52 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.9

Debt and Warrant Settlement Agreement, dated March 31, 2017, by and among Dorsar Investment Company, Alco Investment Company, Two Daughters LLC, and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.53 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.10

Debt Settlement Agreement, dated March 31, 2017, by and between Boies Schiller Flexner LLP and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.54 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.11

Debt Settlement Agreement, dated March 31, 2017, by and between Dan Becka and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.55 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.12

Form of Escrow Agreement, by and among Jaguar Animal Health, Inc., Nantucket Investments Limited and Citibank, National Association (incorporated herein by reference to Exhibit 10.57 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.13#

Form of Restricted Stock Unit Indemnification and Forfeiture Agreement, by and among Jaguar Animal Health, Inc., Napo Pharmaceuticals, Inc. and the holders of Napo RSUs (incorporated herein by reference to Exhibit 10.58 to the Registration Statement on Form S-4 filed April 18, 2017 (No. 333-217364)).

10.14†

Collaboration Agreement, dated July 2, 2005, by and between Glenmark Pharmaceuticals Ltd. and Napo Pharmaceuticals, Inc., as amended (incorporated herein by reference to Exhibit 10.59 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.15

Settlement Agreement, dated December 29, 2013, by and between Glenmark Pharmaceuticals Ltd. and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.60 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.16†

Alliance Agreement, dated May 23, 2005, by and among AsiaPharm Investment Limited and its Affiliates, including Shandong Luye Pharmaceuticals Co. Ltd., and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.61 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.17†

Finder’s Agreement, dated April 9, 2010, by and among Luye Pharma Group Limited and its Affiliates, including Shandong Luye Pharmaceuticals Co. Ltd., and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.62 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.18†

Settlement, Termination, Asset Transfer and Transition Agreement, dated March 4, 2016, by and between Napo Pharmaceuticals, Inc. and Salix Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.63 to the Registration Statement on Form S-4/A filed June 28, 2017 (No. 333-217364)).

10.19

First Amendment to Settlement, Termination, Asset Transfer and Transition Agreement, dated as of May 10, 2016, by and between Napo Pharmaceuticals, Inc. and Salix Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.64 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.20

Investment Rights Agreement, dated April 20, 2006, as amended January 25, 2011, by and among IL&FS Trust Company Limited, as trustee of the IL&FS Private Equity Trust, investing through its venture capital scheme Leverage India Fund, acting through its investment manager IL&FS Investment Managers Limited, and Napo Pharmaceuticals, Inc., and Napo India Private Limited and the Management Team, as defined therein (incorporated herein by reference to Exhibit 10.69 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.21

Investment Rights Agreement, dated October 1, 2007, by and among IL&FS Trust Company Limited, as trustee of the IL&FS Private Equity Trust, investing through its venture capital scheme Leverage India Fund, acting through its investment manager IL&FS Investment Managers Limited, and Sindu Private Limited, and Napo Pharmaceuticals, Inc., and Indus Pharmaceuticals Inc. (incorporated herein by reference to Exhibit 10.70 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.22

Investment Rights Agreement, dated December 21, 2009, by and among IL&FS Trust Company Limited, as trustee of the IL&FS Private Equity Trust, investing through its venture capital scheme Leverage India Fund, acting through its investment manager IL&FS Investment Managers Limited, and Napo Pharmaceuticals, Inc., and Napo Pharmaceuticals India Private Limited (incorporated herein by reference to Exhibit 10.71 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.23†

Marketing and Distribution Agreement, dated as of April 14, 2016, by and among Napo Pharmaceuticals, Inc. and BexR Logistics, LLC, as amended (incorporated herein by reference to Exhibit 10.72 to the Registration Statement on Form S-4/A filed June 28, 2017 (No. 333-217364)).

10.24†

Strategic Marketing Alliance Agreement, dated as of April 14, 2016, by and between Napo Pharmaceuticals, Inc. and SmartPharma, LLC (incorporated herein by reference to Exhibit 10.73 to the Registration Statement on Form S-4/A filed June 28, 2017 (No. 333-217364)).

10.25

Quality Agreement, dated May 21, 2013, between Salix Pharmaceuticals, Inc. and Patheon Pharmaceuticals Inc., as assigned by Salix Pharmaceuticals Inc. to Napo Pharmaceuticals, Inc. pursuant to the Settlement, Termination, Asset Transfer and Transition Agreement, dated March 4, 2016, by and between Napo Pharmaceuticals, Inc. and Salix Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.74 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.26†

Master Manufacturing Services Agreement, dated May 21, 2013, between Salix Pharmaceuticals, Inc. and Patheon Pharmaceuticals Inc., as assigned by Salix Pharmaceuticals Inc. to Napo Pharmaceuticals, Inc. pursuant to the Settlement, Termination, Asset Transfer and Transition Agreement, dated March 4, 2016, by and between Napo Pharmaceuticals, Inc. and Salix Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.75 to the Registration Statement on Form S-4/A filed June 28, 2017 (No. 333-217364)).

10.27†

Crofelemer Product Agreement, dated May 21, 2013, between Salix Pharmaceuticals, Inc. and Patheon Pharmaceuticals Inc., as assigned by Salix Pharmaceuticals Inc. to Napo pursuant to the Settlement, Termination, Asset Transfer and Transition Agreement, dated March 4, 2016, by and between Napo Pharmaceuticals, Inc. and Salix Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.76 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.28†

License Agreement, dated February 28, 2007, by and between Insmed Incorporated and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.77 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.29

Master Service Agreement, dated February 13, 2017, by and between Alamo Pharma Services, Inc. and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.80 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.30†

Project Agreement, dated February 13, 2017, by and between Alamo Pharma Services, Inc., Mission Pharmacal Company, and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.81 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.31†

Project Agreement, dated February 27, 2017, by and between Alamo Pharma Services, Inc. and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.82 to the Registration Statement on Form S-4/A filed May 26, 2017 (No. 333-217364)).

10.32

Amendment, Waiver & Consent, dated June 27, 2017, by and among Jaguar Animal Health, Inc., Nantucket Investments Limited, and Napo Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit 10.83 to the Registration Statement on Form S-4/A filed June 28, 2017 (No. 333-217364)).

10.33*	Letter Agreement, dated September 1, 2017, by and among Napo Pharmaceuticals, Inc., MEF I, L.P. and Riverside Merchant Partners.

10.34*	Letter Agreement, dated August 31, 2017, by and among Napo Pharmaceuticals, Inc., M. Kingdon Offshore Master Fund L.P., Kingdon Family Partnership, L.P. and Kingdon Credit Master Fund L.P.

10.35*	Letter Agreement, dated August 28, 2017, by and among Napo Pharmaceuticals, Inc., Dorsar Investment Company, Alco Investment Company and Two Daughters LLC.

10.36*	Letter Agreement, dated September 1, 2017, by and between Napo Pharmaceuticals, Inc. and Boies Schiller Flexner LLP.

10.37*	Letter Agreement, dated August 30, 2017, by and between Jaguar Health, Inc. and Chicago Venture Partners, L.P.

* Filed herewith.

†Confidential treatment granted as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.

#Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: September 14, 2017	By:	/s/ KAREN S. WRIGHT
		Name:	Karen S. Wright
		Title:	Chief Financial Officer